UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-3056

TRIDAN CORP

(Exact name of registrant as specified in charter)

1185 Avenue of the Americas, 31st floor, New York, New York 10036

(Address of principal executive offices)

Robert Birnbaum, c/o Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 31st floor, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 239-0515

Date of fiscal year end:        April 30, 2022

Date of reporting period:     October 31, 2022

Item 1.	Reports to Stockholders.

(a) Included is a copy of the semi-registrant’s annual report as of October 31, 2022 transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1)

Tridan Corp.

Financial Statements

October 31, 2022 and 2021

Tridan Corp.

Contents

October 31, 2022 and 2021

Accountants’ Compilation Report

To the Shareholders and Board of Directors

Tridan Corp.

Management is responsible for the accompanying financial statements of Tridan Corp., (a corporation) which comprise the statements of assets and liabilities and schedules of investments in municipal obligations as of October 31, 2022 and 2021, and the related statements of operations for the six months ended October 31, 2022 and 2021 and the related statement of changes in net assets for the six months ended October 31, 2022 and year ended April 30, 2022, and the related notes to the financial statements in accordance with accounting principles generally accepted in the United States of America. We have performed a compilation engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. We did not audit or review the financial statements nor were we required to perform any procedures to verify the accuracy or completeness of the information provided by management. Accordingly, we do not express an opinion, a conclusion, nor provide any form of assurance on these financial statements.

The statement of changes in net assets for the year ended April 30, 2022 was derived from financial statements that were audited by another accounting firm. Their report, dated June 24, 2022, expressed an unqualified opinion thereon, but they have not performed any auditing procedures since that date.

A statement of cash flows for the six months ended October 31, 2022 and 2021 has not been presented. Accounting principles generally accepted in the United States of America require that such a statement be presented when financial statements purport to present financial position and results of operations.

We are not independent with respect to Tridan Corp.

December 19, 2022

PKF O’CONNOR DAVIES, LLP

300 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677 I Tel: 201.712.9800 I Fax: 201.712.0988 I www.pkfod.com

PKF O’Connor Davies, LLP is a member firm of the PKF International Limited network of legally independent firms and does not accept any responsibility or liability for the actions or inactions on the part of any other individual member firm or firms.

Tridan Corp.

Statements of Assets and Liabilities

October 31, 2022 and 2021

	2022	2021

Assets
Investments in municipal obligations, at fair value (original cost - $ 38,160,906 and $37,349,366 respectively) (amortized cost - $35,111,447 and $34,402,073 respectively)	$32,885,025	$36,007,428
Cash and cash equivalents	685,703	1,338,690
Prepaid expenses and other current assets	2,832	2,576
Accrued interest receivable	469,084	428,871

Total assets	$34,042,644	$37,777,565

Liabilities
Accrued investment advisory fees	$33,433	$33,433
Accrued fees - affiliate	51,220	19,220
Accrued other	61,696	22,026

Total liabilities	146,349	74,679

Net assets	$33,896,295	$37,702,886

Analysis of net assets
Common stock	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock	(1,762,999)	(1,762,999)
Distributable earnings:
Under (Over) distributed net investment income	7,083	(19,765)
Unrealized appreciation of investments, net	(2,228,085)	1,605,354

Net assets [equivalent to $11.10 and $12.35 per share, respectively, based on 3,052,370.3712 and 3,052,370.3712 shares of common stock outstanding, respectively]	$33,896,295	$37,702,886

See accompanying notes and accountant’s compilation report

Tridan Corp.

Schedule of Investments in Municipal Obligations

October 31, 2022 and 2021

	2022			2021
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

New York Municipal Bonds

State of NY Dormitory Auth Personal Inc Tax Rev Ref Educ. 5.50 % due March 15, 2025	$500,000	$511,040	$524,010	$500,000	$515,682	$583,340

Met Transportation Auth Ny Revenue 5.0% due November 15, 2027	1,250,000	1,404,992	1,277,863	1,250,000	1,434,224	1,520,075

NY St Urban Dev Corp Rev Ref Pers Income Tax 5.0% due March 15, 2031	750,000	822,720	790,643	750,000	837,496	903,495

NYS Dorm Auth Revs (Par Call October 01, 2026) 5.0% due October 01, 2033	1,000,000	1,074,196	1,045,140	1,000,000	1,092,168	1,196,340

Triboro NY Bridge & Tunnel 5.0% due November 15, 2035	1,015,000	1,107,601	1,045,095	1,015,000	1,125,354	1,229,936

Erie County NY Fiscal Stability Sales Tax 5.00% due June 15, 2024	165,000	173,756	169,673	165,000	179,145	185,383

NY City Transitional Financial Authority Rev Future Tax (Par Call November 1, 2022 @100) 5.00% due November 1, 2026	550,000	550,064	550,000	550,000	557,882	576,164

Brookhaven NY Limited Tax 4.0% due March 15, 2023	-	-	-	1,000,000	1,039,021	1,052,240

Erie Count Indvl Dev Agency 5.0% due May 1, 2025	750,000	822,170	780,608	750,000	845,585	866,813

NYC NY Cultural Res-Museum of Modern Art 4.0% due February 1, 2023	-	-	-	400,000	413,976	418,385

Schenectady CNTY NY Various Purposes LTD Tax 5.0% due December 15, 2022	-	-	-	300,000	310,759	315,918

See accompanying notes and accountant’s compilation report

Tridan Corp.

Schedule of Investments in Municipal Obligations

October 31, 2022 and 2021

	2022			2021
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Harrison NY REF Public Impt LTD Tax 5.0% due December 15, 2023	100,000	107,559	102,042	100,000	110,900	109,997

Saratoga County NY Ref LTD Tax 5.0% due July 15, 2023	100,000	106,012	101,281	100,000	109,768	108,132

SNT Lawrence CNTY NY REF Limited Tax (Par Call May 15, 2025) 5.0% due May 15, 2026	105,000	111,135	109,113	105,000	113,424	121,188

NYC NY TR Cultural Res-Museum of Modern Art 4.0% due April 01, 2026	500,000	534,949	509,425	500,000	545,880	569,520

Laurens NY Central School District (Par Call June 15, 2025) 4.0% due June 15, 2028	305,000	315,005	307,760	305,000	318,813	333,597

Brookhaven NY REF Unlimited Tax 5.00% due March 15, 2025	500,000	535,521	520,100	500,000	550,475	575,605

NY ST Environmental FACS 5.00% due June 15, 2026	1,300,000	1,409,209	1,376,895	1,300,000	1,439,293	1,558,466

State of NY Dormitory Authority State Pers. Inc. Tax 5.5% due March 15, 2026	200,000	216,973	213,196	200,000	221,998	241,360

Port Authority of NY and NJ 5.375 % due March 1, 2028	110,000	110,437	117,677	125,000	126,297	147,658

Util. Debt Securitization (Par Call June 15, 2024 @100) 5.00% due December 15, 2026	500,000	524,818	517,260	500,000	537,027	571,385

Erie County NY Fiscal Stability Sales Tax (Par Call June 15, 2027 @100) 5.00% due June 15, 2029	1,000,000	1,115,000	1,069,690	1,000,000	1,139,015	1,221,960

Greece NY Central School District Unlimited Tax (Par Call December 15, 2022 @100) 5.0% due December 15, 2023	500,000	503,234	501,085	500,000	512,876	526,240

See accompanying notes and accountant’s compilation report

Tridan Corp.

Schedule of Investments in Municipal Obligations

October 31, 2022 and 2021

	2022			2021
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Rensselaer Cnty, NY Limited Tax 5.00% due September 1, 2024	100,000	110,990	103,156	100,000	113,579	112,951

Mattituck-Cutchogue NY Central School District Unlimited Tax (Par Call July 15, 2025 @100) 5.0% Unlimited tax due July 15, 202	280,000	298,217	292,583	280,000	304,933	326,332

Mattituck-Cutchogue NY (Par Call July 15, 2025 @100) 5.0% Unlimited tax due July 15, 202	365,000	387,659	380,538	365,000	396,013	424,083

Putnam County NY Limited Tax (Par Call January 15, 2026 @100) 5.0% due January 15, 2027	135,000	145,226	142,015	135,000	148,405	160,418

Halfmoon NY Pub Imp Limited Tax (Par Call June 15, 2025 @100) 5.0% due June 15, 2027	280,000	296,958	292,295	280,000	303,432	325,556

Gates Chili NY Central School Unlimited Tax (Par Call June 15, 2025 @100) 5.0% due June 15, 2027	200,000	213,032	208,834	200,000	217,986	232,618

Western Nassau Cty Water Auth (Par Call April 1, 2025 @100) 5.0% due April 1, 2028	100,000	104,452	103,410	100,000	106,288	114,414

Central Islip New York Union Free School School District Ref Unlimited Tax 5.00% due July 15, 2022	-	-	-	750,000	765,432	774,945

Rockville Center NY Limited Tax 4.0% due June 15, 2022	-	-	-	200,000	206,167	204,720

Brentwood New York UN Free School 5.00% due January 15, 2023	-	-	-	430,000	435,999	454,802

Connetquot New York Central School District Unlimited Tax 5.0% due January 15, 2024	400,000	406,467	408,504	400,000	411,795	441,480

See accompanying notes and accountant’s compilation report

Tridan Corp.

Schedule of Investments in Municipal Obligations

October 31, 2022 and 2021

	2022			2021
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Syosset New York Central School District Unlimited Tax 5.0% due December 15, 2022	735,000	744,286	736,632	735,000	755,029	774,425

Syosset New York Central School District Unlimited Tax 5.0% due December 15, 2022	-	-	-	125,000	126,020	131,734

Onondaga County NY Ref Unlimited Tax (Par Call March 15, 2024 @100) 5.0% due March 15, 2025	285,000	292,995	291,740	285,000	298,796	317,245

North Babylon NY Un Free School Dist Ref Unlimited Tax (Par Call August 1, 2022 @100) 5.0% due August 1, 2023	250,000	248,592	250,345	250,000	254,366	258,693

Battery Park City NY Authority SR-Ser A (Par Call November 1, 2023 @100) 5.0% due November 1, 2029	140,000	140,396	142,481	140,000	142,621	153,020

Buffalo & Ft. Erie NY Pub Bridge Auth Toll Bridge Sys Rev 5.0% due January 1, 2025	410,000	426,956	423,132	410,000	434,653	466,346

Bayport Blue Point NY Un Free School Dist Ref Unlimited Tax 5.0% due September 15, 2024	250,000	260,948	258,045	250,000	266,765	283,250

Saratoga Springs NY Ref Public Imports-Unlimited Tax (Par Call February 15, 2023 @100) 5.0% due February 15, 2025	225,000	229,249	226,184	225,000	234,569	238,795

Build NYC Resource Corp.NY Rev United Jewish Appeal (Par Call July 1, 2024 @100) 5.0% due July 1, 2025	320,000	333,330	328,928	320,000	340,254	358,979

Tompkins County NY Public Impt Ser B Limited Tax (Par Call December 15, 2024 @100) 5.0% due December 15, 2027	500,000	525,495	518,095	500,000	537,455	571,720

See accompanying notes and accountant’s compilation report

Tridan Corp.

Schedule of Investments in Municipal Obligations

October 31, 2022 and 2021

	2022			2021
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Util Debt Securitization Auth NY Restructuring Ser TE (Par Call December 15, 2023 @100) 5.0% due December 15, 2028	500,000	504,921	509,215	500,000	510,972	548,755

Rhinebeck New York Central School District Unlimited Tax (Par Call June 15, 2023 @100) 4.0% due June 15, 2025	535,000	539,089	537,076	535,000	545,555	565,500

NYS Dorm Auth Persnl Inc Tax 5.0% due August 15, 2026	500,000	560,713	519,580	500,000	576,032	596,370

Met Transportation Auth NY Revenue 5.0% due November 15, 2027	300,000	323,882	311,799	300,000	331,247	349,812

NY ST Dorm Auth Revenues Non St 5.0% due October 1, 2029	1,090,000	1,248,653	1,151,946	1,090,000	1,279,035	1,336,155

NY City Transitional Fin Auth Rev Future (Par Call February 1, 2026 @100) 5.00 % due February 1, 2031	1,000,000	1,087,803	1,035,440	1,000,000	1,113,467	1,173,380

Long Island NY Power Auth Elec 5.0% due September 1, 2034	1,000,000	1,146,687	1,046,950	1,000,000	1,169,836	1,253,230

NYS dorm Sales Tax 5.0% due March 15, 2035	1,250,000	1,379,469	1,312,013	1,250,000	1,400,472	1,537,012

NY NY Ref - Ser Unlimited Tax 5.0% due August 1, 2029	750,000	889,312	818,933	750,000	908,303	962,715

NY NY Ser D Sbserv Unltd Tax 5.0% due December 1, 2033	290,000	330,210	304,140	290,000	333,128	362,877

N.Y.S. Dormitory Authority Revenues Ref Cornell University 5.0% due July 1, 2031	1,000,000	1,341,123	1,115,400	1,000,000	1,378,673	1,347,550

N.Y.S. Environmental FACS 5.0% due June 15, 2035	500,000	638,003	530,850	500,000	647,207	639,450

Util Debt Securitization Auth NY (Par Call June 15, 2026) 5.0% due December 15, 2033	100,000	114,125	104,144	100,000	117,917	118,428

See accompanying notes and accountant’s compilation report

Tridan Corp.

Schedule of Investments in Municipal Obligations

October 31, 2022 and 2021

	2022			2021
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

NY ST Dorm Auth Rev 5.0% due July 1, 2030	500,000	657,182	555,895	500,000	676,940	659,950

NY ST Environmental Clean Water 5.0% Due 06/15/2031	400,000	511,775	431,136	400,000	523,773	515,028

Nassau County NY Interim 5.0% due 11/15/2031	500,000	671,957	558,300	500,000	689,976	666,870

Syracuse NY REF-SER B LTD Tax 4.0% due 06/1/2032	1,060,000	1,298,939	1,075,264	1,060,000	1,321,925	1,314,623

Harrison NY LTD Tax 5.0% due 07/01/2030	290,000	338,088	322,419	-	-	-

IL ST REF-SER B 5.0% due 03/01/2031	125,000	131,157	124,784	-	-	-

NY ST Dorm Auth Revenues Non St 5.0% due 07/01/2034	600,000	689,543	626,616	-	-	-

Triborough NY Brdg & Tunl Auth 4.0% due 05/15/2035	500,000	597,353	475,360	-	-	-

Liberty Dev Corp NY Rev Ref - Goldman 5.25% due 10/01/2035	515,000	602,097	532,572	-	-	-

Port WA NY UN Freesch Dist 5.0% due 08/1/2034	1,000,000	1,172,779	1,093,380	-	-	-

Port Auth of NY & NJ Ref-Ser 5.0% due 12/01/2035	1,000,000	1,114,948	1,056,340

	$31,480,000	$35,111,447	$32,885,025	$30,670,000	$34,402,073	$36,007,428

See accompanying notes and accountant’s compilation report

Tridan Corp.

Statements of Operations

Six months ended October 31, 2022 and 2021

	2022	2021
Investment income

Interest	$769,659	$738,376
Amortization of bond premium and discount - net	(338,813)	(344,424)

Total investment income	430,846	393,952

Expenses

Investment advisory fees	47,390	50,946
Professional fees	77,720	69,850
Director’s fees	26,500	23,500
Administrative and accounting expenses	36,000	36,000
Insurance and other expenses	12,309	11,387

Total expenses	199,919	191,683

Net investment income	230,927	202,269

Realized and unrealized gain on investments
Net realized gain on investments	1,668	-
Net unrealized depreciation on investments	(1,122,532)	(381,156)

Net realized and unrealized loss on investments	(1,120,864)	(381,156)

Net decrease in net assets resulting from operations	$(889,937)	$(178,887)

See accompanying notes and accountant’s compilation report

Tridan Corp.

Statements of changes in net assets

	Six Months Ended October 31, 2022	Year Ended April 30, 2022
Increase in net assets resulting from operations
Net investment income	$230,927	$423,854

Net realized gain on investments	1,668	-

Unrealized depreciation on investments	(1,122,532)	(3,092,063)

Net decrease increase in net assets resulting from operations	(889,937)	(2,668,209)

Distributions to shareholders from
Net investment income	(244,190)	(396,808)

Total decrease	(1,134,127)	(3,065,017)

Net assets
Beginning of period	35,030,422	38,095,439

End of period	$33,896,295	$35,030,422

See accompanying notes and accountant’s compilation report

Tridan Corp.

Notes to Financial Statements

October 31, 2022 and 2021

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the “Company”), a closed-end, non-diversified management investment company, registered under the Investment Company Act of 1940.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date. Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company’s investments in municipal obligations have been determined based on the bid price of the obligation. Securities for which quotations are not readily available are valued at fair value as determined by the board of directors. There were no securities valued by the board of directors, for which quotations were not readily available, as of October 31, 2022 and 2021.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation based on the earlier of the call date or the maturity date of the applicable bond.

Income Taxes

It is the Company’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no income tax provision would be required.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Tridan Corp.

Notes to Financial Statements

October 31, 2022 and 2021

1.	Significant Accounting Policies (continued)

Income Taxes (continued)

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments. Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed. Interest income from municipal investments is exempt from Federal and state income taxes.

Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly. Distributions of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of 90 days or less to be cash equivalents.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments. The Company maintains all of its cash on deposit in one financial institution.

As of October 31, 2022 and 2021, there was $557,442 and $1,088,691 of cash held in in excess of federally insured limits, respectively. The value of the Company’s investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Tridan Corp.

Notes to Financial Statements

October 31, 2022 and 2021

1.	Significant Accounting Policies (continued)

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items. The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946). See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology, which is unchanged as of October 31, 2022 and 2021. FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements. The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered Level 2 instruments.

The following table presents the Company’s financial assets that are measured at fair value as of October 31, 2022 and 2021:

	Quoted Prices for Identical Instruments in Non-active Markets (Level 2) October 31,
	2022	2021

Investments in municipal obligations	$32,885,025	36,007,428

Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.

Tridan Corp.

Notes to Financial Statements

October 31, 2022 and 2021

1.	Significant Accounting Policies (continued)

Fair value of Financial Instruments (continued)

These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

Subsequent Events Evaluation by Management

Management has evaluated subsequent events for disclosure and/or recognition in the financial statements through December 19, 2022, the date that the financial statements were available for issue.

2.	Accrued Liabilities

Accrued liabilities consist of the following at:

	October 31,
	2022	2021

Accrued investment advisory and custodian fees (a)	$33,433	$33,433

Accrued fees - affiliate (b)	$51,220	$19,220

Accrued other:
Accrued audit fees (c)	$26,500	$12,375
Directors fees	13,250	-
Accrued administrative and stock redemptions	21,946	9,651

	$61,696	$22,026

(a)

The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investments. The annual advisory fee is .25 of one percent (effective June 1, 2020 and .28 prior to that date) and the custody fee is .02 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)

For the six months ending October 31, 2022 and 2021, the Company incurred legal fees of $51,220 and $45,100, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the six months ending October 31, 2022 and 2021 the Company incurred audit fees of $26,500 and $24,750, respectively.

Tridan Corp.

Notes to Financial Statements

October 31, 2022 and 2021

3.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $3,369,000 and $3,264,000, respectively, for the six months ended October 31, 2022, and $1,324,000 and $1,000,000, respectively, for the six months ended October 31, 2021.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at October 31, 2022 and 2021, was $35,111,447 and $34,402,073, respectively, and net unrealized (depreciation) appreciation at October 31, 2022 and 2021, for U.S. Federal income tax purposes was $(2,228,085) and $1,605,354, respectively (gross unrealized appreciation of $28,719 and $1,704,991, respectively; gross unrealized depreciation of approximately $(2,256,804) and $(99,637), respectively).

4.	Common Stock, Share Redemption Plan and Net Asset Values

At October 31, 2022 and 2021, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 18,919 shares for both periods, of outstanding common stock, at October 31, 2022 and 2021. The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death. Shares are redeemed at the net asset value per share, as of the end of the Company’s fiscal quarter in which the request for redemption is received. At October 31, 2022 and 2021, there were 117,398.7423 shares ($1,398,124) for both period ended, which have been redeemed under this plan.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period. The net asset values per share and the shares outstanding are as follows:

	October 31,
	2022	2021

Net asset value	$11.10	$12.35
Shares outstanding at:
October 31, 2022	3,052,370.3712
October 31, 2021	3,052,370.3712

Tridan Corp.

Notes to Financial Statements

October 31, 2022 and 2021

5.	Distributions

During the six months ended October 31, 2022 and 2021, distributions of $244,190 ($.08 per share) and $213,666 ($.07 per share) respectively, were declared and paid to shareholders, Distributions for the year ended April 30, 2022 amounted to $396,808 ($.13 per share). Substantially all of the distributions were exempt from Federal income taxes during the six months ended October 31, 2022 and 2021, as well as the ended April 30, 2022.

The tax character of distributions paid during the six months ending October 31, 2022 and 2021 and for the year ending April 30, 2022 is as follows:

	Six Months Ended October 31,		Year Ended April 30,
	2022	2021	2022

Distributions paid from investment income:
Tax-exempt investment income, net	$242,522	$213,666	$396,808
Capital gains	1,668	-	-

	$244,190	$213,666	$396,808

As of October 31, 2022, 2021 and April 30, 2022, the components of distributable earnings on a tax basis were as follows:

	October 31,		April 30,
	2022	2021	2022

Under (over) distributed tax-exempt investment income, net	$7,083	$(19,765)	$18,676
Over undistributed capital gains (losses) unrealized appreciation of investments, net	(2,228,085)	1,605,354	(1,105,553)

	$(2,221,002)	$1,585,589	$(1,086,877)

Capital loss carryforwards as of October 31, 2022 and 2021 were $0 for both periods. The Company had no capital reclassification related to permanent book/tax differences for the six months ending October 31, 2022 and 2021 and for the year ended April 30, 2022. There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the six months ended October 31, 2022 and 2021 and for the year ended April 30, 2022.

Tridan Corp.

Notes to Financial Statements

October 31, 2022 and 2021

6.	Coronavirus (COVID -19) Pandemic

During 2020, the World Health Organization has declared the coronavirus (COVID-19) outbreak to constitute a Public Health Emergency of International Concern. This pandemic has disrupted economic markets and the economic impact, duration and spread of the COVID-19 virus is uncertain at this time. The financial performance of the Company is subject to future developments related to the COVID-19 outbreak and possible government advisories and restrictions placed on financial markets and business activities.

7.	Financial Highlights

Selected per share data and ratios are as follows:

	Six Months Ended October 31,
	2022	2021	2020	2019	2018
Per share operating performance:
(For a share of common stock outstanding throughout the year):
Net assets value, beginning of year	$11.48	$12.48	$12.09	$12.18	$11.91

Income from investment operations:
Net investment income	0.08	0.07	0.08	0.08	0.09
Net realized and unrealized gain (loss) on investments	(0.38)	(0.13)	0.30	0.19	(0.05)

Total from investment operations	(0.30)	(0.06)	0.38	0.27	0.04
Less distributions:
Dividends (from net investment income)	(0.08)	(0.07)	(0.07)	(0.09)	(0.09)
Capital gains	-	-	(0.01)	(0.01)	(0.01)

Total distributions	(0.08)	(0.07)	(0.08)	(0.10)	(0.10)
Net asset value - end of year	$11.10	$12.35	$12.39	$12.35	$11.85

Per share value - end of year	$11.10	$12.35	$12.39	$12.35	$11.85

* Total investment return	-0.02%	0.03%	0.08%	0.05%	(0.03)%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$37,703	$37,703	$37,834	$37,743	$35,984
Ratio of expenses to average net assets	1.18%	1.02%	1.08%	1.08%	1.14%
Ratio of net investment income to average net assets	1.36%	1.07%	1.30%	1.37%	1.49%
Portfolio turnover rate	9.50%	3.51%	8.22%	8.63%	12.90%
Average (simple) number of shares outstanding (in thousands)	3,053	3,053	3,054	3,055	3,059

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.

* * * * *

TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956

(212) 239-0515

SEMI-ANNUAL REPORT

                                           December 28, 2022

Dear Shareholder:

This semi-annual report of Tridan Corp. covers the six-month period from May 1, 2022 to October 31, 2022. As part of this report, we enclose the unaudited financial report for the six-month period ending October 31, 2022 and for the corresponding period ending October 31, 2021. Tridan Corp. invests exclusively in non-voting securities. A schedule of Tridan’s portfolio holdings at October 31, 2022, consisting entirely of municipal obligations, is included in the unaudited financial report. Tridan’s complete schedule of portfolio holdings is filed with the Securities and Exchange Commission on Form N-PORT at www.sec.gov.

The net asset value per share at October 31, 2022 was $11.10 compared with $12.35 at October 31, 2021.

The net investment income per share for the six-month period ended October 31, 2022 was $0.08 compared with $0.07 for the six-month period ended October 31, 2021.

AUDITORS

At the company’s last annual meeting on July 19, 2022, the reappointment of Mazars USA LLP as the company’s auditors for the fiscal year ending April 30, 2023 was ratified by the shareholders as follows:

Shares Voted For:	2,819,301.6621
Shares Voted Against:	-0-
Shares Abstaining	-0-

Tridan Corp.

December 28, 2022

Page – 2 –

INVESTMENT ADVISORY MANAGEMENT

At its meeting on June 16, 2022, the Board of Directors unanimously approved the renewal of the investment advisory agreement with J.P. Morgan Investment Management Inc. (“Morgan”) for the period July 1, 2022 to June 30, 2023 after considering a variety of material factors and conclusions with respect thereto that formed the basis for the board’s approval, as discussed below.

J.P. Morgan, Investment Advisor

Throughout the year, the directors received and analyzed a substantial quantity of comprehensive information and written materials, including ongoing analysis of Tridan’s existing portfolio and Morgan’s recommendations in light of its forecasts for the economy, employment trends, business conditions, federal rate moves, interest trends including comparisons between tax-exempt and taxable bonds, appropriate maturities, quality, yields, diversification, etc. The directors subject Morgan’s portfolio management to scrutiny at each board meeting, including examination of transactions completed since the prior meeting and an overview of the entire portfolio. Written materials received by the board of directors before and during each meeting include reports, statistics, charts, graphs, performance records, comparisons with other funds and the like. Morgan’s representatives have been questioned at great length regarding Morgan’s views, recommendations and performance.

As requested by Tridan’s corporate counsel and pursuant to Section 15(c) of the Investment Company Act of 1940, Morgan submits its audited financial statements and detailed information. All materials furnished to each director detail Morgan’s business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser. The directors reviewed all materials and discussed the same at length. The directors discussed their own views on Morgan’s previous performance and relationship with Tridan, with particular attention to investment performance, the nature, extent and quality of service and fees.

Investment Performance

Based on their review, the board of directors all agreed that Tridan’s relative investment performance has been satisfactory.

Tridan Corp.

December 28, 2022

Page – 3 –

At each meeting, the board of directors received, reviewed and discussed with Morgan’s representatives’ various data showing Tridan’s portfolio characteristics, including market value, average duration, credit quality, coupon, estimated annual income and yield statistics, and breakdown information regarding duration, credit, and investment sectors. Morgan’s quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years and five years, compared with the JPMorgan NY Tax Free Bond Fund, Sanford Bernstein NY Muni Fund, and Barclays 1-17 Year NY Muni Bond Index.

Nature, Extent and Quality of Service

The board of directors concluded that the nature, extent and quality of the services provided by Morgan to Tridan have been appropriate and beneficial.

The board’s analysis of the nature, extent and quality of Morgan’s services to Tridan is based on knowledge gained over time from discussions with management and during board meetings. The directors reviewed materials contained in Morgan’s response to Tridan’s 15(c) Questionnaire and Morgan’s Form ADV under the Investment Advisers Act of 1940. These materials contained much other information including, the qualifications, education and experience of Morgan’s personnel involved in rendering those services.

As Tridan’s investment adviser, Morgan manages the investment of Tridan’s assets, including purchases and sales of securities, and arranges for the periodic transfer of cash required to pay expenses and make distributions to shareholders. Morgan also provides clerical and book-keeping services and prepares and issues periodic reports and statements. Its affiliate maintains custody of Tridan’s securities and provides access thereto upon request. The board considered Morgan’s performance of these administrative and support services, including monitoring adherence to Tridan’s investment policies, guidelines and restrictions, Morgan’s responsiveness to requests by Tridan’s counsel for periodic information, reports and certifications required for compliance with securities laws and regulations, and maintaining and monitoring their respective compliance programs in light of today’s extensive regulatory requirements.

Fees

Under its Investment Advisory Agreement with Morgan, Tridan pays an annual fee computed and payable quarterly equal to 0.25% of its net assets under management (2 basis points). The agreement requires Morgan to bear all expenses incurred by it in connection with its activities under the agreement without any reimbursement from Tridan.

Tridan Corp.

December 28, 2022

Page – 4 –

In addition, the annual charge to Tridan for maintaining custody of the company’s securities and for custodial-related services rendered by Morgan and its affiliates is 0.02% of the assets held in the custody account (2 basis points).

In light of the nature, extent and quality of the services received by Tridan from Morgan and its affiliated companies, and comparing the management fees charged by Morgan to other fixed-income investment companies managed by it, all of which are many times larger than Tridan, the Board considers Morgan’s management fee to Tridan to be reasonable.

After full consideration of the above factors, the Board concluded unanimously that renewal of the investment advisory agreement with J.P. Morgan Investment Management Inc. was in the best interest of Tridan and its shareholders.

DIRECTORS

At the last annual meeting on July 19, 2022, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

	Shares Voted For:	Shares Withheld:

Mark Goodman	2,819,301.6621	-0-
Russell J. Stoever	2,819,301.6621	-0-
Joan G. Rall	2,819,301.6621	-0-
Benjamin Cope	2,819,301.6621	-0-

During the six-month period ended October 31, 2022, all executive officers of the company as a group received compensation comprised solely of said directors’ fees aggregating $26,500 during said period, which excludes professional fees paid to the law firm of the company’s Secretary, Jodie Shapiro-Shahar. No director or officer received any compensation from the company except for fees of $24,000 paid to each director, plus an additional $2,500 to Joan G. Rall as chair of the audit committee.

Sincerely,

TRIDAN CORP.

/s/ Mark Goodman

Mark Goodman, President

(b) Registrant’s semi-annual report to shareholders continues to contain all applicable information described in Rule 8b-16. That rule exempts the filing of registration statement amendments if the company’s semi-annual report to shareholders contains, if applicable

(1) Information concerning its dividend reinvestment plan; (not applicable)

(2) Material changes in the company’s investment objectives or policies that have not been approved by shareholders; (not applicable)

(3) Changes in its charter or bylaws that would delay or prevent a change of control;

(not applicable)

(4) Material changes in the principal risk factors associated with investment in the company; (not applicable) and

(5) Changes in the persons who are primarily responsible for the day-to-day management of the company’s portfolio, including any new person’s business experience during the past five years and the length of time he or she has been responsible for management of the portfolio. (applicable)

Items 1 through 4 have never been applicable to Tridan. Item 5 is applicable to Tridan.

The registrant’s semi-annual report as of October 31, 2022 describes the most recent changes to its portfolio management and has been furnished to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1.)

Item 2.	Code of Ethics

Not required in this report.

Item 3.	Audit Committee Financial Expert

Not required in this report.

Item 4.	Principal Accountant Fees and Services

Not required in this report.

Item 5.	Audit Committee of Listed Registrants.

Not required in this report.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of October, 31, 2022 is included as part of the financial statement filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

No change in the portfolio managers identified in the registrant’s most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)

The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) as of the end of the period covered by this report. Based on that evaluation, said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during its last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable because the registrant does not participate in securities lending

Item 13	Exhibits

(a)	The following exhibits are filed herewith:

The separate certifications for the registrant’s principal executive and principal financial officers.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp.

By (Signature and Title)	/s/ MARK GOODMAN
Mark Goodman, President

Date:    12/20/2022

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ MARK GOODMAN
Mark Goodman, President

Date: 12/20/2022

/s/ JODIE SHAPIRO-SHAHAR
Jodie Shapiro-Shahar, Secretary

Date: 12/20/2022